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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 28, 2000
                               -----------------



                              KENETECH CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                         33-53132                   90-3009803
   --------                         --------                   ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)



        500 SANSOME STREET, SUITE 410, SAN FRANCISCO, CALIFORNIA  94111
        ---------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (415) 398-3825
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
             (Former name or address, if changed since last report)




                             Total No. of Pages: 4



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Item 1:   Changes in Control of Registrant.
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          On December 28, 2000, in connection with an offer to purchase made by
KC Holding Corporation ("Parent") and KC Merger Corp. (the "Purchaser") for all the outstanding shares of common stock, par value $0.0001 per share (the "Shares") of KENETECH Corporation (the "Registrant"), at $1.04 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 6, 2000 (the "Offer to Purchase"), and in the related Letter of Transmittal (which together with any amendments or supplements thereto, collectively constitute the "Offer"), Purchaser announced the expiration of the Offer and the Purchaser's acceptance for payment of the Shares validly tendered into the Offer and not withdrawn. As of December 28, 2000, Purchaser owned approximately 86% of the outstanding Shares of the Registrant.

          On December 29, 2000, Purchaser purchased an additional 14,360,316 Shares from the Registrant for a cash purchase price of $1.04 per Share (the "Stock Purchase"). As a result of the Stock Purchase, Purchaser owned 90% of the outstanding Shares of the Registrant as of December 29, 2000.

          On December 29, 2000, pursuant to an Agreement and Plan of Merger dated October 25, 2000, and as amended by Amendment No. 1 to the Agreement and Plan of Merger dated December 19, 2000, by and among Parent, Purchaser and the Registrant and pursuant to Section 253 of the Delaware General Corporation Law, the Purchaser merged with and into the Registrant with the Registrant as the surviving corporation and wholly owned subsidiary of Parent (the "Merger"). Upon consummation of the Merger, each outstanding Share of the Registrant (other than Shares of former stockholders that properly exercise appraisal rights with respect to the Merger) was converted into the right to receive $1.04 in cash (the "Merger Consideration"). The transfer agent for the Shares has been instructed by the Registrant to close the stock transfer books for the Shares, and the Shares will no longer be eligible for quotation on the over-the-counter market.

          The Purchaser has obtained or will obtain all funds needed for the Offer, the Merger and the Stock Purchase through a capital contribution of $36,565,078.64 from Parent. Parent has funded this capital contribution from $21,630,350 in proceeds from the issuance of its common stock, par value $0.01 per share, to ValueAct Capital Partners, L.P. ("ValueAct") and borrowings of $14,934,728.64 from ValueAct.

          Mellon Investor Services, L.L.C. has been retained by the Registrant to serve as the Exchange Agent. Letters of Transmittal, together with instructions relating thereto, are expected to be provided promptly to the Registrant's former stockholders so that such stockholders may receive the Merger Consideration.

          Certain exhibits to the combined Tender Offer Statement on Schedule TO, Rule 13E-3 Transaction Statement and Statement on Schedule 13D, each as amended by Amendments Nos. 1, 2, 3, 4, 5, 6 and 7 thereto, originally filed with the Securities and Exchange Commission on November 7, 2000 (collectively and as amended, the "Tender Offer Statement") by Parent, Purchaser, ValueAct and VA Partners, L.L.C. are incorporated herein by reference to the Tender Offer Statement and are attached hereto as exhibits. A copy of the press release, dated January 2, 2001, issued by Parent relating to the consummation of the Merger is attached hereto as Exhibit 99.2.

Item 7:   Financial Statements and Exhibits.
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          (c)  Exhibits
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               Item      Exhibit Index
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               2.1       Agreement and Plan of Merger, dated as of October 25,
                         2000, among Parent, Purchaser and the Registrant, incorporated by reference to Form 8-K filed by the Registrant on October 26, 2000, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of December 19, 2000, incorporated by reference to Amendment No. 5 to Schedule TO/13E-3/13D filed by Purchaser, Parent, ValueAct and VA Partners, L.L.C. on December 20, 2000.


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               99.1      Press Release of Parent dated December 28, 2000,
                         relating to the expiration of the Offer, incorporated by reference to Amendment No. 6 to Schedule TO/13E-3/13D filed by Purchaser, Parent, ValueAct and VA Partners, L.L.C. on December 28, 2000.

               99.2 Press Release of Parent dated January 2, 2001 relating to the consummation of the Merger, incorporated by reference to Exhibit E of Amendment No. 7 to Schedule 13D filed by Parent, ValueAct and the Registrant on January 2, 2001.

               99.3 Subscription and Contribution Agreement, dated October 24, 2000, among Parent, ValueAct and Mark D. Lerdal, incorporated by reference to the Schedule TO/13E-3/13D filed by Parent, ValueAct, and the Registrant on November 7, 2000.

               99.4 Stock Purchase Agreement, dated December 29, 2000, between Purchaser and the Registrant, incorporated by reference to Exhibit F of Amendment No. 7 to Schedule 13D filed by Parent, ValueAct and the Registrant on January 2, 2001.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 2, 2001
                                     KENETECH CORPORATION



                                     By: /s/ Dianne P. Urhausen
                                         -------------------------------
                                         Dianne P. Urhausen
                                         Vice President and Corporate Secretary

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                                 Exhibit Index
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Exhibit  Description
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    2.1  Agreement and Plan of Merger, dated as of October 25, 2000, among
         Parent, Purchaser and the Registrant, incorporated by reference to Form 8-K filed by the Registrant on October 26, 2000, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of December 19, 2000, incorporated by reference to Amendment No. 5 to Schedule TO/13E-3/13D filed by Purchaser, Parent, ValueAct and VA Partners, L.L.C. on December 20, 2000.

   99.1 Press Release of Parent dated December 28, 2000, relating to the expiration of the Offer, incorporated by reference to Amendment No. 6 to Schedule TO/13E-3/13D filed by Purchaser, Parent, ValueAct and VA Partners, L.L.C. on December 28, 2000.

   99.2 Press Release of Parent dated January 2, 2001 relating to the consummation of the Merger, incorporated by reference to Exhibit E of Amendment No. 7 to Schedule 13D filed by Parent, ValueAct and the Registrant on January 2, 2001.

   99.3 Subscription and Contribution Agreement, dated October 24, 2000, among Parent, ValueAct and Mark D. Lerdal, incorporated by reference to the Schedule TO/13E-3/13D filed by Purchaser, Parent and ValueAct on November 7, 2000.

   99.4 Stock Purchase Agreement, dated December 29, 2000, between Purchaser and the Registrant, incorporated by reference to Exhibit F of Amendment No. 7 to Schedule 13D filed by Parent, ValueAct and the Registrant on January 2, 2001.


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